CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (9,548)	$ (8,723)	$ (39,407)
Other comprehensive loss, net of tax:
Foreign currency translation adjustment, net of tax of nil	380	(270)	(178)
Total comprehensive loss	$ (9,168)	$ (8,993)	$ (39,585)